EXHIBIT 23.1
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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of US LEC Corp. on Form S-8 of our report dated February 4, 1998, appearing in the Prospectus, which is part of the Registration Statement on Form S-1 (333-46341), for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Charlotte, North Carolina
August 17, 1998